Exhibit 99.1

Schedule A
Consolidated Obligation Bonds Committed to be Issued by the Federal Home Loan Bank of Dallas

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE (1)	CALL STYLE (2)	RATE TYPE/ RATE SUB-TYPE (3)(4)	NEXT CALL DATE	INITIAL COUPON RATE	PAR AMOUNT
01/06/2021	3130AKMG8	01/20/2021	01/20/2034	07/20/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	07/20/2021	1.500%	$15,000,000
01/06/2021	3130AKMM5	01/27/2021	07/27/2026	07/27/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	01/27/2023	0.520%	$95,000,000
01/06/2021	3130AKMN3	01/19/2021	07/19/2024	07/19/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	01/19/2022	0.265%	$250,000,000
01/06/2021	3130AKMU7	01/22/2021	01/22/2041	07/22/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	01/22/2024	1.830%	$50,000,000
01/06/2021	3130AKMW3	01/20/2021	01/20/2027	07/20/2021	Optional Principal Redemption	European	Fixed/ Constant	01/20/2022	0.600%	$15,000,000
01/06/2021	3130AKN36	01/15/2021	01/15/2026	07/15/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	07/15/2021	0.525%	$15,000,000
01/06/2021	3130AKN69	01/28/2021	01/28/2026	07/28/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	01/28/2022	0.500%	$25,000,000
01/07/2021	3130AKMW3	01/20/2021	01/20/2027	07/20/2021	Optional Principal Redemption	European	Fixed/ Constant	01/20/2022	0.600%	$15,000,000
01/07/2021	3130AKNB8	01/28/2021	01/28/2031	07/28/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	01/28/2022	1.280%	$15,000,000
01/07/2021	3130AKNC6	01/29/2021	07/29/2026	07/29/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	07/29/2021	0.625%	$30,000,000
01/07/2021	3130AKND4	01/28/2021	07/28/2027	07/28/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	07/28/2021	0.800%	$15,000,000
01/07/2021	3130AKNE2	01/28/2021	01/28/2028	07/28/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	07/28/2021	0.900%	$15,000,000
01/07/2021	3130AKNF9	01/28/2021	04/28/2025	07/28/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	07/28/2021	0.400%	$25,000,000
01/07/2021	3130AKNJ1	01/27/2021	10/27/2027	07/27/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	07/27/2021	0.830%	$50,000,000
01/07/2021	3130AKNL6	01/26/2021	07/26/2029	07/26/2021	Optional Principal Redemption	European	Fixed/ Constant	01/26/2022	1.000%	$25,000,000
01/07/2021	3130AKNP7	01/27/2021	10/27/2028	07/27/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	07/27/2021	1.000%	$15,000,000
01/07/2021	3130AKNQ5	01/27/2021	01/27/2032	07/27/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	01/27/2023	1.340%	$65,000,000
01/07/2021	3130AKNS1	01/28/2021	07/28/2026	07/28/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	01/28/2022	0.600%	$20,000,000

01/07/2021	3130AKNW2	01/21/2021	07/21/2034	07/21/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	07/21/2021	1.625%	$35,000,000
01/08/2021	3130AKP83	01/28/2021	01/28/2027	07/28/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	07/28/2021	0.750%	$15,000,000
01/08/2021	3130AKP91	01/28/2021	01/28/2030	07/28/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	07/28/2021	1.250%	$15,000,000
01/08/2021	3130AKPC4	01/28/2021	01/28/2026	07/28/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	07/28/2021	0.600%	$100,000,000
01/08/2021	3130AKPD2	01/28/2021	01/28/2031	07/28/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	01/28/2022	1.310%	$30,000,000
01/08/2021	3130AKPF7	01/28/2021	01/28/2026	07/28/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	10/28/2021	0.580%	$50,000,000
01/08/2021	3130AKPM2	01/26/2021	01/26/2026	07/26/2021	Optional Principal Redemption	Bermudan	Fixed/ Step-Up	07/26/2021	0.250%	$40,000,000
01/08/2021	3130AKPN0	01/29/2021	01/29/2026	07/29/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	07/29/2021	0.600%	$35,000,000
01/08/2021	3130AKPP5	01/21/2021	01/25/2036	07/25/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	01/25/2022	1.850%	$50,000,000
01/08/2021	3130AKPX8	01/27/2021	07/27/2026	07/27/2021	Optional Principal Redemption	Canary	Fixed/ Constant	07/27/2021	0.650%	$15,000,000
01/08/2021	3130AKPW0	01/28/2021	1/28//2026	07/28/2021	Optional Principal Redemption	Bermudan	Fixed/ Step-Up	07/28/2021	0.500%	$30,000,000

(1)    Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Scheduled Amortizing bonds repay principal based upon a predetermined amortization schedule, in accordance with the terms of the bond.

(2)    Call Style Description:

American - redeemable continuously on and after the first redemption date and until maturity.
Bermudan - redeemable on specified recurring dates on and after the first redemption date until maturity.
European - redeemable on a specific date only.
Multi-European - redeemable on particular dates only.
Canary - redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

(3)    Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable or from variable to fixed on a predetermined date, according to the terms of the bond; in some cases, the variable coupon may be subject to an interest rate cap.
Fixed bonds pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds pay interest at rates that reset periodically over the life of the bond based upon an index such as 1-month or 3-month LIBOR or the daily Federal Funds rate, according to the terms of the bond.

(4)    Rate Sub-Type Description:

Constant bonds pay interest at constant fixed rates over the life of the bond, according to the terms of the bond.
Step-Down bonds pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step-Up bonds pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step-Up/Step-Down bonds pay interest at increasing fixed rates and then at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Capped Floater bonds pay interest at variable rates subject to an interest rate ceiling, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.